J.P. MORGAN U.S. EQUITY FUNDS

JPMorgan Dynamic Growth Fund

JPMorgan Equity Focus Fund

(All Share Classes)

(each, a series of JPMorgan Trust I)

Supplement dated February 16, 2017

to the Summary Prospectuses and

Prospectuses dated November 1, 2016, as supplemented

DYNAMIC GROWTH FUND

Effective immediately, the portfolio manager information in the section titled “Management” in the Dynamic Growth Fund’s “Risk/Return Summary” is hereby deleted in its entirety and replaced with the following.

Management

J.P. Morgan Investment Management Inc.

Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser
Giri Devulapally	2017	Managing Director
Joseph Wilson	2016	Executive Director

In addition, the paragraph in the section titled “The Funds’ Management and Administration — The Portfolio Managers — Dynamic Growth Fund” is hereby deleted in its entirety and replaced by the following:

Dynamic Growth Fund

The portfolio management team is led by Giri Devulapally, Managing Director of JPMIM, and Joseph Wilson, Executive Director of JPMIM. Mr. Devulapally is the lead portfolio manager on the Fund and is a senior member of the U.S. Equity Growth portfolio management team. Mr. Wilson is a portfolio manager and research analyst for the Fund, providing research and advice on the purchases and sales of individual securities, and portfolio risk assessment. Mr. Devulapally has been a portfolio manager in the JPMorgan U.S. Equity Group since 2003 when he joined JPMIM. Mr. Wilson, an employee since 2014 and portfolio manager since 2016, is a research analyst within the U.S. Equity group. Mr. Wilson is also responsible for the technology sector for JPMIM’s large cap growth portfolios. Prior to joining the firm, Mr. Wilson spent six years as a buy side analyst for UBS Global Asset Management, where he covered the technology sector for the Large Cap Growth team from 2010 to 2014, and the Mid Cap Growth team in 2009.

EQUITY FOCUS FUND

Effective immediately, the portfolio manager information in the section titled “Management” in the Equity Focus Fund’s “Risk/Return Summary” is hereby deleted in its entirety and replaced with the following:

Management

J.P. Morgan Investment Management Inc.

Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser
Jonathan K.L. Simon	2011	Managing Director
Timoty Parton	2017	Managing Director

SUP-USEQ-217

In addition, the paragraph in the section titled “The Funds’ Management and Administration — The Portfolio Managers — Equity Focus Fund” is hereby deleted in its entirety and replaced by the following:

Equity Focus Fund

The portfolio management team is led by Jonathan K.L. Simon, Managing Director of JPMIM, and Timoty Parton, Managing Director of JPMIM. Mr. Simon is primarily responsible for the Fund’s value investments while Mr. Parton is primarily responsible for the Fund’s growth investments. Mr. Simon has worked as a portfolio manager for JPMIM and its affiliates (or their predecessors) since 1987 and has been employed by the firm since 1980. Mr. Parton has worked as a portfolio manager for JPMIM or its affiliates (or their predecessors) since 1988 and has been employed by the firm since 1986.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE

SUMMARY PROSPECTUSES AND PROSPECTUSES FOR FUTURE REFERENCE